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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 17, 2004


                Corporate Asset Backed Corporation, on behalf of
                      CABCO Trust for BellSouth Debentures
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                   033-91744-03              22-3281571
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(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)



    445 Broad Hollow Road
    Suite 239
    Melville, New York                                                  11747
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


Registrant's telephone number, including area code: (631) 587-4700


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                                EXPLANATORY NOTE

                    This current report on Form 8-K was previously filed with the Securities and Exchange Commission on December 27, 2004 by Corporate Asset Backed Corporation (File Number 001-13444, CIK 0000916791).

Item 8.01           Other Events.

                    This current report on Form 8-K relates to the notification of holders of CABCO Trust for BellSouth Debentures (the "Trust") Trust Certificates (the "Certificates") relating to the BellSouth Telecommunications, Inc. 6 3/4 % Debentures due October 15, 2033 (the "BellSouth Debentures") of the redemption of the outstanding principal amount of the Certificates and the distribution to the holders of such Certificates of the redemption proceeds and accrued interest on January 18, 2005. After giving effect to the redemption, no Certificates will remain outstanding.

                    The Trust was created by the Amended and Restated Trust Agreement, dated as of May 12, 1999, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of $45,000,000 aggregate certificate principal balance of Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $45,000,000 principal amount of the BellSouth Debentures. BellSouth Telecommunications, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-01049). You may read and copy any reports, statements and other information filed by BellSouth Telecommunications, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at
                    (800) SEC-0330 for further information on BellSouth Telecommunications, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01           Financial Statements and Exhibits.
                    (c)  Exhibits.

                    99.1 Trustee's Notice of Redemption to the Holders of CABCO Trust for BellSouth Debentures
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Trust for BellSouth Debentures

                           By:  /s/ Robert D. Vascellaro
                                ------------------------
                                Name:  Robert D. Vascellaro
                                Title:  Vice President


Date:  January 14, 2005
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                                  EXHIBIT INDEX


Exhibit
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
    99.1        Trustee's Notice of Redemption to the Holders of CABCO Trust for
                BellSouth Debentures
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